UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.
Date of Report: (Date of Earliest Event Reported) September 4, 2007
PANHANDLE OIL AND GAS INC.
(Exact name of registrant as specified in its charter)

OKLAHOMA	001-31759	73-1055775
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5400 North Grand Blvd., Suite 300
Oklahoma City, OK	73112
(Address of principal executive offices)	(Zip code)
(405) 948-1560
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act

ITEM 1.01 Enters Into A Material Definitive Agreement
     The board of directors of Panhandle Oil and Gas Inc. (the “Company”) agreed to enter into Change-in-Control Executive Severance Agreements (the “Agreements”) with the Company’s executive officers effective September 4, 2007.
     These Agreements were entered into with Michael C. Coffman, President and CEO, Ben Spriestersbach, Vice President of Land and Lonnie J. Lowry, Vice President, Controller and Secretary of the Company to provide certain severance payments and benefits to these executive officers should a Change-in-Control occur as defined by the Agreements.
ITEM 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit
Number	Description
10	Form Of Change-in-Control Executive Severance Agreement Effective September 4, 2007 With The Executive Officers

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANHANDLE OIL AND GAS INC.
By:	/s/ Michael C. Coffman
Michael C. Coffman,
President and CEO

DATE: September 5, 2007

EXHIBIT INDEX

Exhibit
Number	Description
10	Form Of Change-in-Control Executive Severance Agreement Effective September 4, 2007 With The Executive Officers

4